SEMI-ANNUAL REPORT
JUNE 30, 2000


Mercury
QA Small Cap
Fund


OF MERCURY
QA EQUITY SERIES, INC.


MERCURY QA SMALL CAP FUND


INVESTMENTS AS OF JUNE 30, 2000

                                     Percent of
Ten Largest Holdings                 Net Assets

Mercury Interactive Corp.                2.3%
Lattice Semiconductor Corporation        1.5
International Rectifier Corp.            1.5
Alpharma, Inc. (Class A)                 1.2
Dallas Semiconductor Corporation         1.2
Jones Pharmaceuticals, Inc.              1.2
Coherent, Inc.                           1.0
Radian Group Inc.                        1.0
Patterson Dental Company                 1.0
Barr Laboratories, Inc.                  1.0


                                     Percent of
Ten Largest Industries               Net Assets

Electronic Components                    8.9%
Medical Services                         7.6
Computer Software                        7.1
Banking                                  4.8
Financial Services                       4.7
Pharmaceuticals                          4.5
Building                                 3.9
Transportation                           3.6
Retail                                   3.4
Computers                                3.4



June 30, 2000   2   Mercury QA Small Cap Fund


DEAR SHAREHOLDER

We are pleased to provide you with the first semi-annual report for Mercury QA Small Cap Fund. The Fund seeks to provide long-term growth of capital by investing primarily in equity securities of small-capitalization companies in the United States that Fund management believes are undervalued or have good prospects for earnings growth. Since inception (June 2, 2000) through June 30, 2000, the Fund's Class I, Class A, Class B and Class C Shares had total returns of +0.20%, +0.10%, +0.10% and +0.10%, respectively, less than the return of the unmanaged S&P Small Cap 600 Index of +5.91% for the period May 31, 2000 to June 30, 2000. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Market Environment

The US economy appears to be slowing down. As a result, significant increases in inflation and interest rates may not happen, which usually is good news for financial assets. On the other hand, slower economic growth probably means slower profit growth, a prospect that may weigh on the markets over the summer.

Despite the decline of technology share prices during April and May, large cap growth stocks have a positive year-to-date return through June. Furthermore, continuing a trend that we have seen for much of the 1990s, growth stocks outpaced value stocks for the first half of the year. Large cap growth stocks returned +2.6% over the first half of the year, as measured by the unmanaged S&P 500/Barra Growth Index, while large cap value stocks fell -4.1%, as measured by the S&P 500/Barra Value Index.

Reversing a pattern we also saw for the better part of the past decade, small cap stocks have outperformed large cap stocks so far in 2000. Small cap stocks and mid cap stocks continue to look very attractive compared to large cap stocks on almost every valuation measure, including price/earnings (22.0 versus 29.8), price/book (2.4 versus 5.0), and price/free cash flow (18.3 versus 32.3).

Investment Outlook

In the coming months, we believe investors will focus less on economic issues such as the strength of the economy and interest rate increases, and more on the implications of the looming presidential election. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Overall, we believe the earnings outlook and valuation levels are attractive in the current environment.

Our favorite industries currently are drugs and semiconductors, as both could enjoy enormous demand for their products for many years to come. Demographics, specifically the aging of the baby boomers, can provide drug companies with a huge customer base in which to sell their goods. With the prospect that every durable good could contain a few semiconductors, the potential demand looks strong.


June 30, 2000   3   Mercury QA Small Cap Fund


In Conclusion

We thank you for your investment in Mercury QA Small Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President and Director


(Philip Green)
Philip Green
Senior Vice President and
Portfolio Manager


August 10, 2000



June 30, 2000   4   Mercury QA Small Cap Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


RECENT PERFORMANCE RESULTS*

                                                          Since Inception
As of June 30, 2000                                         Total Return

Class I                                                         +0.20%

Class A                                                         +0.10

Class B                                                         +0.10

Class C                                                         +0.10

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 6/2/00.


June 30, 2000   5   Mercury QA Small Cap Fund



FUND PERFORMANCE DATA (CONCLUDED)



AGGREGATE TOTAL RETURN



                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**
Inception (6/2/00)
through 6/30/00                            +0.20%         -5.06%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**
Inception (6/2/00)
through 6/30/00                            +0.10%         -5.16%

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**
Inception (6/2/00)
through 6/30/00                            +0.10%         -3.90%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**
Inception (6/2/00)
through 6/30/00                            +0.10%         -0.90%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


June 30, 2000   6   Mercury QA Small Cap Fund




SCHEDULE OF INVESTMENTS

MERCURY QA SMALL CAP FUND
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
United States

Advertising               600      True North Communications Inc.             $     26,400         0.6%

Aerospace & Defense       200    ++Alliant Techsystems Inc.                         13,488         0.3

Agriculture               600      Delta and Pine Land Company                      15,037         0.4

Airlines                  500    ++Atlantic Coast Airlines Holdings, Inc.           15,875         0.4
                          500      SkyWest, Inc.                                    18,531         0.4
                                                                              ------------       ------
                                                                                    34,406         0.8

Apparel                 1,200    ++Nautica Enterprises, Inc.                        12,825         0.3

Auto & Truck              900      Circle International Group, Inc.                 22,612         0.5
                        1,300    ++Gentex Corporation                               32,662         0.8
                                                                              ------------       ------
                                                                                    55,274         1.3

Automotive &            1,400    ++Tower Automotive, Inc.                           17,500         0.4
Equipment

Banking                   900      Chittenden Corporation                           21,994         0.5
                          700      Commerce Bancorp, Inc.                           32,200         0.8
                        1,500      Community First Bankshares, Inc.                 24,469         0.6
                        1,300      Cullen/Frost Bankers, Inc.                       34,206         0.8
                        1,200      Hudson United Bancorp                            26,925         0.7
                          600      Investors Financial Services                     23,812         0.6
                          800    ++Silicon Valley Bancshares                        34,100         0.8
                                                                              ------------       ------
                                                                                   197,706         4.8

Batteries/Battery         400      C&D Technologies, Inc.                           22,600         0.5
Systems

Beverages                 200    ++Canadaigu Brands, Inc. (Class A)                 10,088         0.2

Building                1,600      D.R. Horton, Inc.                                21,700         0.5
                          600    ++Dycom Industries, Inc.                           27,600         0.7
                          800      Elcor Corporation                                18,400         0.4
                          300    ++Insituform Technologies, Inc. (Class A)           8,137         0.2
                        1,100    ++International Rectifier Corp.                    61,600         1.5
                          400    ++NVR, Inc.                                        22,800         0.6
                                                                              ------------       ------
                                                                                   160,237         3.9

Casinos                   200    ++Anchor Gaming                                     9,588         0.2

Chemicals                 600      Cambrex Corporation                              27,000         0.7
                          900    ++McWhorter Technologies, Inc.                     17,494         0.4
                          700      OM Group, Inc.                                   30,800         0.7
                                                                              ------------       ------
                                                                                    75,294         1.8



June 30, 2000   7   Mercury QA Small Cap Fund




SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
UNITED STATES (continued)

Commercial Services       200    ++StarTek, Inc.                              $     10,075         0.2%

Communications            900    ++Digital Microwave Corporation                    34,312         0.8

Computer Services         400      FactSet Research Systems Inc.                    11,300         0.3
                          600    ++Systems & Computer Technology
                                      Corporation                                   12,000         0.3
                                                                              ------------       ------
                                                                                    23,300         0.6

Computer Software         700    ++Dendrite International, Inc.                     23,319         0.6
                          600    ++FileNET Corporation                              11,025         0.3
                          300    ++Great Plains Software, Inc.                       5,887         0.1
                          400    ++HNC Software Inc.                                24,700         0.6
                        1,000    ++Mercury Interactive Corp.                        96,750         2.3
                          900    ++National Instruments Corporation                 39,262         0.9
                          900    ++Pinnacle Systems, Inc.                           20,236         0.5
                          800    ++Progress Software Corporation                    14,350         0.3
                          400    ++Project Software & Development, Inc.              7,200         0.2
                          500    ++RSA Security Inc.                                34,625         0.8
                          500    ++Verity, Inc.                                     19,000         0.5
                                                                              ------------       ------
                                                                                   296,354         7.1

Computer Technology       400    ++Apex Inc.                                        17,500         0.4
                          500    ++Cognex Corporation                               25,875         0.6
                          800    ++eLoyalty Corporation                             10,200         0.3
                          300    ++RadiSys Corporation                              17,025         0.4
                                                                              ------------       ------
                                                                                    70,600         1.7

Computers                 800    ++Hutchinson Technology Incorporated               11,400         0.3
                          600      Jack Henry & Associates, Inc.                    30,075         0.7
                          500    ++Mercury Computer Systems, Inc.                   16,156         0.4
                          400    ++Micros Systems, Inc.                              7,425         0.2
                          700      National Computer Systems, Inc.                  34,475         0.8
                          500    ++Xircom, Inc.                                     23,750         0.6
                          400    ++Zebra Technologies Corporation
                                   (Class A)                                        17,725         0.4
                                                                              ------------       ------
                                                                                   141,006         3.4

Consumer--                700    ++Fossil, Inc.                                     13,606         0.3
Products & Services     1,300    ++NBTY Inc.                                         8,287         0.2
                          400    ++Salton, Inc.                                     14,750         0.4
                                                                              ------------       ------
                                                                                    36,643         0.9


June 30, 2000   8   Mercury QA Small Cap Fund



SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
UNITED STATES (continued)

Data Processing           700    ++American Management Systems,
                                     Incorporated                             $     22,980         0.5%
                          300    ++ChoicePoint Inc.                                 13,350         0.3
                          500    ++Hyperion Solutions Corporation                   16,219         0.4
                          500    ++Remedy Corporation                               27,875         0.7
                                                                              ------------       ------
                                                                                    80,424         1.9

Distribution              500    ++Insight Enterprises, Inc.                        29,656         0.7
                          600    ++SCP Pool Corporation                             14,100         0.4
                          800    ++United Stationers, Inc.                          25,900         0.6
                                                                              ------------       ------
                                                                                    69,656         1.7

Electronic              1,000    ++Alliance Semiconductor Corporation               24,563         0.6
Components                500    ++American Xtal Technology, Inc.                   21,625         0.5
                          500    ++Artesyn Technologies, Inc.                       13,906         0.3
                          400    ++C-COR.net Corp.                                  10,800         0.3
                        1,100    ++C-Cube Microsystems Inc.                         21,588         0.5
                          300      CTS Corporation                                  13,500         0.3
                          300    ++Electro Scientific Industries, Inc.              13,209         0.3
                          500      Helix Technology Corporation                     19,500         0.5
                        1,100    ++Kemet Corp.                                      27,569         0.7
                          600    ++Kent Electronics Corporation                     17,887         0.4
                          900    ++Lattice Semiconductor Corporation                62,212         1.5
                          800      Methode Electronics                              30,900         0.7
                          600    ++Photronics, Inc.                                 17,025         0.4
                          200    ++Plexus Corporation                               22,600         0.5
                        1,600    ++S3 Incorporated                                  23,600         0.6
                          200      Technitrol, Inc.                                 19,375         0.5
                          200    ++Three-Five Systems, Inc.                         11,800         0.3
                                                                              ------------       ------
                                                                                   371,659         8.9

Energy                    400    ++Barrett Resources Corporation                    12,175         0.3
                          200    ++Stone Energy Corporation                         11,950         0.3
                                                                              ------------       ------
                                                                                    24,125         0.6

Environmental             800    ++Tetra Tech, Inc.                                 18,300         0.4

Fertilizers               300    ++The Scotts Company (Class A)                     10,950         0.3



June 30, 2000   9   Mercury QA Small Cap Fund



SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
UNITED STATES (continued)

Financial Services      1,500    ++AmeriCredit Corp.                          $     25,500         0.6%
                          600    ++The BISYS Group, Inc.                            36,900         0.9
                          400      Dain Rauscher Corporation                        26,400         0.6
                        1,200    ++Interim Services                                 21,300         0.5
                        1,000      National Data Corporation                        23,000         0.6
                          400    ++National Discount Brokers Group, Inc.            12,750         0.3
                          600    ++The Pioneer Group, Inc.                          25,425         0.6
                          600      SEI Investments Company                          23,888         0.6
                                                                              ------------       ------
                                                                                   195,163         4.7

Foods/Food                400    ++Hain Celestial Group, Inc.                       14,675         0.3
Processing                400    ++Smithfield Foods, Inc.                           11,225         0.3
                                                                              ------------       ------
                                                                                    25,900         0.6

Footwear                  400    ++The Timberland Company (Class A)                 28,325         0.7

Forest Products           700      Pope & Talbot, Inc.                              11,200         0.3

Health Care--             900    ++Advance Paradigm, Inc.                           18,450         0.4
Cost Containment        2,200      Hooper Holmes, Inc.                              17,600         0.4
                          700    ++MedQuist Inc.                                    31,345         0.8
                        1,300    ++Orthodontic Centers of America, Inc.             29,412         0.7
                        2,500    ++US Oncology, Inc.                                12,500         0.3
                                                                              ------------       ------
                                                                                   109,307         2.6

Home Furnishings          900      Ethan Allen Interiors Inc.                       21,600         0.5

Human Resources           600    ++On Assignment, Inc.                              18,300         0.4

Insurance                 600      Arthur J. Gallagher & Co.                        25,200         0.6
                          500      E.W. Blanch Holdings, Inc.                       10,156         0.3
                        1,500      Enhance Financial Services Group Inc.            21,562         0.5
                          800      Radian Group Inc.                                41,400         1.0
                                                                              ------------       ------
                                                                                    98,318         2.4

Laser Systems &           500    ++Coherent, Inc.                                   41,937         1.0
Components

Machine Tools &           800      Applied Power Inc. (Class A)                     26,800         0.6
Machinery                 400    ++Electroglas, Inc.                                 8,600         0.2
                          400    ++Kulicke and Soffa Industries                     23,750         0.6
                                                                              ------------       ------
                                                                                    59,150         1.4

Marketing &               200    ++Catalina Marketing Corporation                   20,400         0.5
Advertising               900    ++Snyder Communications, Inc.                      21,375         0.5
                                                                              ------------       ------
                                                                                    41,775         1.0


June 30, 2000   10   Mercury QA Small Cap Fund



SCHEDULE OF INVESTMENTS
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
United States (continued)

Medical Services          800      Alpharma, Inc. (Class A)                   $     49,800         1.2%
                          900    ++Barr Laboratories, Inc.                          40,331         1.0
                          800    ++Patterson Dental Company                         40,800         1.0
                          500    ++Priority Healthcare Corporation (Class B)        37,156         0.9
                          200    ++Protein Design Labs, Inc.                        32,991         0.8
                        1,200    ++Renal Care Group, Inc.                           29,344         0.7
                          600    ++Summit Technology, Inc.                          11,325         0.3
                          600    ++Universal Health Services, Inc.
                                    (Class B)                                       39,300         0.9
                          400    ++Varian Medical Systems, Inc.                     15,650         0.4
                          500    ++Wesley Jessen VisionCare, Inc.                   18,781         0.4
                                                                              ------------       ------
                                                                                   315,478         7.6

Merchandising             400    ++Michael's Stores                                 18,325         0.5

Mining                    200    ++Atwood Oceanics, Inc.                             8,875         0.2
                          700    ++Stillwater Mining Company                        19,513         0.5
                                                                              ------------       ------
                                                                                    28,388         0.7

Natural Gas--           1,200      Energen Corporation                              26,175         0.6
Pipelines                 400      Piedmont Natural Gas Company, Inc.               10,625         0.3
                          630    ++Southern Union Company                            9,962         0.2
                          600    ++Trimble Navigation Limited                       29,288         0.7
                                                                              ------------       ------
                                                                                    76,050         1.8

Oil & Gas Producers       600      Cross Timbers Oil Company                        13,275         0.3
                          500    ++Newfield Exploration Company                     19,562         0.5
                          800      Vintage Petroleum, Inc.                          18,050         0.4
                                                                              ------------       ------
                                                                                    50,887         1.2

Oil--Related            1,800    ++Friede Goldman Halter, Inc.                      16,087         0.4

Oil Field &             1,400    ++Pride International, Inc.                        34,650         0.8
Equipment                 700    ++Veritas DGC Inc.                                 18,200         0.5
                                                                              ------------       ------
                                                                                    52,850         1.3

Oil Field Services        500    ++Cal Dive International, Inc.                     27,094         0.7

Pharmaceuticals         1,700    ++Dura Pharmaceuticals, Inc.                       24,437         0.6
                          300    ++IDEC Pharmaceuticals Corporation                 35,194         0.8
                        1,200      Jones Pharmaceuticals, Inc.                      47,850         1.2
                          600    ++Medicis Pharmaceutical (Class A)                 34,200         0.8
                          800    ++Noven Pharmaceuticals, Inc.                      24,050         0.6
                          200    ++Vertex Pharmaceuticals Incorporated              21,075         0.5
                                                                               -----------       ------
                                                                                   186,806         4.5



June 30, 2000   11   Mercury QA Small Cap Fund



SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
United States (continued)

Property & Casualty     1,900      Fidelity National Financial, Inc.          $     34,794         0.8%
Insurance               1,200      The First American Financial
                                      Corporation                                   17,175         0.4
                                                                              ------------       ------
                                                                                    51,969         1.2

Restaurants               300      Applebee's International, Inc.                    9,094         0.2
                          300    ++The Cheesecake Factory Incorporated               8,250         0.2
                                                                              ------------       ------
                                                                                    17,344         0.4

Retail                    600    ++99 Cents Only Stores                             23,925         0.6
                          600    ++AnnTaylor Stores Corporation                     19,875         0.5
                          500    ++Linens 'n Things, Inc.                           13,562         0.3
                          700    ++The Men's Warehouse, Inc.                        15,619         0.4
                        1,000    ++Pacific Sunwear of California, Inc.              18,750         0.4
                        1,200      Pier 1 Imports, Inc.                             11,700         0.3
                          600    ++Whole Foods Market, Inc.                         24,788         0.6
                          400    ++Zale Corporation                                 14,600         0.3
                                                                              ------------       ------
                                                                                   142,819         3.4

Savings & Loan          1,500      Washington Federal, Inc.                         27,375         0.7
Associations

Semiconductors            700    ++Actel Corp.                                      31,938         0.8
                        1,200      Dallas Semiconductor Corporation                 48,900         1.2
                        1,200    ++ESS Technology, Inc.                             17,400         0.4
                        1,400    ++General Semiconductor, Inc.                      20,650         0.5
                                                                              ------------       ------
                                                                                   118,888         2.9

Steel                     400    ++The Shaw Group Inc.                              18,850         0.5
                        1,100    ++Steel Dynamics, Inc.                              9,969         0.2
                                                                              ------------       ------
                                                                                    28,819         0.7

Technology                700    ++Alpha Industries, Inc.                           30,844         0.7
                          400    ++Anixter International Inc.                       10,600         0.3
                          500    ++Aspen Technology, Inc.                           19,250         0.5
                          200    ++Black Box Corporation                            15,834         0.4
                          525    ++Peregrine Systems, Inc.                          18,211         0.4
                          600    ++Phoenix Technologies Ltd.                         9,788         0.2
                          280    ++Sanmina Corporation                              23,940         0.6
                                                                              ------------       ------
                                                                                   128,467         3.1



June 30, 2000   12   Mercury QA Small Cap Fund



SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                      In US Dollars
                        Shares                                                                Percent of
Industry                 Held               Investments                          Value        Net Assets
UNITED STATES (concluded)

Telecommunications        600    ++Aspect Communications Corporation          $     23,588         0.6%
                          800    ++InterVoice, Inc.                                  5,250         0.1
                          200    ++Plantronics, Inc.                                23,100         0.6
                          600    ++The Profit Recovery Group
                                    International, Inc.                              9,975         0.2
                        1,700    ++TALK.com, Inc.                                    9,881         0.2
                                                                              ------------       ------
                                                                                    71,794         1.7

Telecommunications &      500    ++Adaptive Broadband Corporation                   18,375         0.5
Equipment                 100    ++Proxim, Inc.                                      9,897         0.2
                                                                              ------------       ------
                                                                                    28,272         0.7

Toys                      800    ++JAKKS Pacific, Inc.                              11,800         0.3

Transportation            800    ++American Freightways Corporation                 11,600         0.3
                          700    ++EGL, Inc.                                        21,525         0.5
                          500      Expeditors International of
                                      Washington, Inc.                              23,750         0.6
                          400    ++Landstar System, Inc.                            23,825         0.6
                          600    ++SEACOR SMIT Inc.                                 23,213         0.5
                        1,000      USFreightways Corporation                        24,563         0.6
                        1,400    ++Yellow Corporation                               20,563         0.5
                                                                              ------------       ------
                                                                                   149,039         3.6

Utilities--Electric     1,400      UniSource Energy Corporation                     21,000         0.5

Utilities--Gas          1,300      Atmos Energy Corporation                         22,750         0.6
                        1,200      Northwest Natural Gas Company                    26,850         0.6
                        1,200      UGI Corporation                                  24,600         0.6
                                                                              ------------       ------
                                                                                    74,200         1.8

Utilities--Water          700      United Water Resources Inc.                      24,413         0.6

                                   Total Investments
                                   (Cost--$4,146,433)                            4,156,986        99.9

                                   Other Assets Less Liabilities                     3,239         0.1
                                                                              ------------       ------
                                   Net Assets                                 $  4,160,225       100.0%
                                                                              ============       ======

++Non-income producing security.

See Notes to Financial Statements.



June 30, 2000   13   Mercury QA Small Cap Fund



STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000
MERCURY QA SMALL CAP FUND
Assets:
Investments, at value (identified cost--$4,146,433)                                        $  4,156,986
Cash                                                                                              5,615
Receivables:
  Investment adviser                                                        $      6,862
  Capital shares sold                                                              1,990
  Dividends                                                                          997          9,849
                                                                            ------------   ------------
Total assets                                                                                  4,172,450
                                                                                           ------------

Liabilities:
Payable to distributor                                                                              161
Accrued expenses                                                                                 12,064
                                                                                           ------------
Total liabilities                                                                                12,225
                                                                                           ------------

Net Assets:
Net assets                                                                                 $  4,160,225
                                                                                           ============

Net Assets Consist of:
Class IShares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                            $         38
Class AShares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       1
Class BShares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       2
Class CShares of Common Stock, $.0001 par value,
  125,000,000 shares authorized                                                                       1
Paid-in capital in excess of par                                                              4,153,375
Accumulated investment loss--net                                                                (3,745)
Unrealized appreciation on investments--net                                                      10,553
                                                                                           ------------
Net assets                                                                                 $  4,160,225
                                                                                           ============

Net Asset Value:
Class I--Based on net assets of $3,829,212 and
  382,326 shares outstanding                                                               $      10.02
                                                                                           ============
Class A--Based on net assets of $62,132 and
  6,204 shares outstanding                                                                 $      10.01
                                                                                           ============
Class B--Based on net assets of $157,694 and
  15,753 shares outstanding                                                                $      10.01
                                                                                           ============
Class C--Based on net assets of $111,187 and
  11,108 shares outstanding                                                                $      10.01
                                                                                           ============

See Notes to Financial Statements.


June 30, 2000   14   Mercury QA Small Cap Fund



STATEMENT OF OPERATIONS
For the Period June 2, 2000++ to June 30, 2000
MERCURY QA SMALL CAP FUND
Investment Income:
Dividends                                                                                    $      1,376
Interest and discount earned                                                                          243
                                                                                             ------------
Total income                                                                                        1,619
                                                                                             ============

Expenses:
Registration fees                                                            $     7,932
Investment advisory fees                                                           1,734
Professional fees                                                                  1,375
Accounting services                                                                1,251
Administration fees                                                                1,104
Organizational expenses                                                              780
Printing and shareholder reports                                                     412
Custodian fees                                                                       173
Account maintenance and distribution fees--Class C                                    76
Account maintenance and distribution fees--Class B                                    73
Pricing fees                                                                          69
Transfer agent fees--Class I                                                          37
Directors' fees and expenses                                                          32
Account maintenance fees--Class A                                                     12
Transfer agent fees--Class B                                                           1
Transfer agent fees--Class A                                                           1
Transfer agent fees--Class C                                                           1
                                                                            ------------
Total expenses before reimbursement                                               15,063
Reimbursement of expenses                                                        (9,699)
                                                                            ------------
Total expenses after reimbursement                                                                  5,364
                                                                                             ------------
Investment loss--net                                                                              (3,745)
                                                                                             ------------

Unrealized Gain on Investments--Net:
Unrealized appreciation on investments--net                                                        10,553
                                                                                             ------------
Net Increase in Net Assets Resulting from Operations                                         $      6,808
                                                                                             ============

++Commencement of operations.

See Notes to Financial Statements.



June 30, 2000   15   Mercury QA Small Cap Fund



STATEMENT OF CHANGES
IN NET ASSETS
MERCURY QA SMALL CAP FUND

                                                                                          For the Period
                                                                                          June 2, 2000++
                                                                                           to June 30,
Increase (Decrease)in Net Assets:                                                              2000
Operations:
Investment loss--net                                                                         $    (3,745)
Unrealized appreciation on investments--net                                                        10,553
                                                                                             ------------
Net increase in net assets resulting from operations                                                6,808
                                                                                             ------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions                              4,053,417
                                                                                             ------------

Net Assets:
Total increase in net assets                                                                    4,060,225
Beginning of period                                                                               100,000
                                                                                             ------------
End of period                                                                                $  4,160,225
                                                                                             ============

++Commencement of operations.

See Notes to Financial Statements.




June 30, 2000   16   Mercury QA Small Cap Fund


FINANCIAL HIGHLIGHTS

MERCURY QA SMALL CAP FUND
The following per share data and ratios have been derived from information provided in the financial statements.
                                                               For the Period June 2, 2000++
                                                                      to June 30, 2000
Increase (Decrease) in Net Asset Value:              Class I      Class A         Class B       Class C
Per Share Operating Performance:
Net asset value, beginning of period                $  10.00      $  10.00        $  10.00      $  10.00
                                                    -----------------------------------------------------
Investment loss--net                                    (.01)         (.01)           (.01)          (.01)
Unrealized gain on investments--net                      .03           .02             .02            .02
                                                    -----------------------------------------------------
Total from investment operations                         .02           .01             .01            .01
                                                    -----------------------------------------------------
Net asset value, end of period                      $  10.02      $  10.01        $  10.01       $  10.01
                                                    =====================================================

Total Investment Return:**
Based on net asset value per share                      .20%+++     .10%+++         .10%+++       .10%+++
                                                    =====================================================

Ratios to Average Net Assets:
Expenses, net of reimbursement                         1.65%*        1.90%*         2.65%*         2.65%*
                                                    =====================================================
Expenses                                               4.73%*        4.98%*         5.73%*         5.73%*
                                                    =====================================================
Investment loss--net                                  (1.15%)*      (1.20%)*       (1.87%)*       (1.99%)*
                                                    =====================================================

Supplemental Data:
Net assets, end of period (in thousands)            $  3,829       $     62        $    158      $    111
                                                    =====================================================
Portfolio turnover                                      .00%           .00%            .00%          .00%
                                                    =====================================================

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.




June 30, 2000   17   Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS

MERCURY QA SMALL CAP FUND

1 Significant Accounting Policies:
Mercury QA Small Cap Fund (the "Fund") is part of the Mercury QA Equity Series, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. Prior to commencement of operations on June 2, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 25, 2000 to Mercury Advisors ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Corporation's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


June 30, 2000   18   Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


June 30, 2000   19   Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Mercury. The general partner of Mercury is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Fund, Mercury receives monthly compensation at the annual rate of .55% of the average daily net assets of the Fund. For the period June 2, 2000 to June 30, 2000, Mercury earned fees of $1,734, all of which were voluntarily waived. Mercury also reimbursed the Fund for additional expenses of $7,965.

The Fund has also entered into an Administration Agreement with Mercury. The Fund pays a monthly fee at an annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


June 30, 2000   20   Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                   Account
                               Maintenance Fee       Distribution Fee

Class A                             .25%                   --

Class B                             .25%                  .75%

Class C                             .25%                  .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period June 2, 2000 to June 30, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                   FAMD                MLPF&S

Class A                            --                  $1,264

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of Mercury, FAM, PSI, FDS, FAMD, and/or ML & Co.

3  Investments:
Purchases of investments, excluding short-term securities, for the period June 2, 2000 to June 30, 2000 were $4,146,433.

Net unrealized gains as of June 30, 2000 were as follows:

                                                  Unrealized
                                                   Gains

Long-term investments                           $     10,553
                                                ------------
Total                                           $     10,553
                                                ============


June 30, 2000   21   Mercury QA Small Cap Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,553, of which $265,810 related to appreciated securities and $255,257 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $4,146,433.

4 Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $4,053,417 for the period June 2, 2000 to June 30, 2000.

Transactions in capital shares for each class were as follows:

Class I Shares for the Period June 2, 2000++                   Dollar
to June 30, 2000                               Shares          Amount

Shares sold                                   391,626     $    3,915,896
Shares redeemed                             (11,800)           (116,000)
                                          ------------------------------
Net increase                                 379,826      $    3,799,896
                                          ==============================

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.

Class A Shares for the Period June 2, 2000++                   Dollar
to June 30, 2000                               Shares          Amount

Shares sold                                    3,704     $        37,040
                                          ------------------------------
Net increase                                   3,704     $        37,040
                                          ==============================

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class B Shares for the Period June 2, 2000++                   Dollar
to June 30, 2000                               Shares          Amount

Shares sold                                   13,253      $      130,934
                                          ------------------------------
Net increase                                  13,253      $      130,934
                                          ==============================

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.


Class C Shares for the Period June 2, 2000++                   Dollar
to June 30, 2000                               Shares          Amount

Shares sold                                    8,608      $       85,547
                                          ------------------------------
Net increase                                   8,608      $       85,547
                                          ==============================

++Prior to June 2, 2000 (commencement of operations), the Fund issued 2,500 shares to Mercury for $25,000.



June 30, 2000   22   Mercury QA Small Cap Fund


OFFICERS AND DIRECTORS


Terry K. Glenn, Director and President
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
Stephen B. Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Philip Green, Senior Vice President
Sidney Hoots, Senior Vice President
Dean D'Onofrio, Senior Vice President
Frank Salerno, Senior Vice President
Donald C. Burke, Vice President and
   Treasurer
Allan J. Oster, Secretary

Custodian
The Chase Manhattan Bank
4 Chase MetroTech, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


June 30, 2000   23   Mercury QA Small Cap Fund




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Mercury QA Small Cap Fund of
Mercury QA Equity Series, Inc.
Box 9011
Princeton, NJ
08543-9011





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